UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 8.01	Other Events.

On January 12, 2018, Sempra Energy (the “Company”) closed the public offering and sale of $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2019 (the “2019 Floating Rate Notes”), $700,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2021 (the “2021 Floating Rate Notes”), $500,000,000 aggregate principal amount of the Company’s 2.400% Notes due 2020 (the “2020 Notes”), $500,000,000 aggregate principal amount of the Company’s 2.900% Notes due 2023 (the “2023 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 3.400% Notes due 2028 (the “2028 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 3.800% Notes due 2038 (the “2038 Notes”) and $800,000,000 aggregate principal amount of the Company’s 4.000% Notes due 2048 (the “2048 Notes” and, together with the 2019 Floating Rate Notes, the 2021 Floating Rate Notes, the 2020 Notes, the 2023 Notes, the 2028 Notes and the 2038 Notes, the “Notes”). Proceeds to the Company (after deducting underwriting discounts but before other expenses estimated at approximately $7,500,000) for the Notes were 99.850% of the principal amount of the 2019 Floating Rate Notes, 99.550% of the principal amount of the 2021 Floating Rate Notes, 99.564% of the principal amount of the 2020 Notes, 99.021% of the principal amount of the 2023 Notes, 98.649% of the principal amount of the 2028 Notes, 98.043% of the principal amount of the 2038 Notes and 97.779% of the principal amount of the 2048 Notes. The sale of the Notes was registered under the Company’s Registration Statement on Form S-3 (Registration No. 333-220257),as amended. The 2019 Floating Rate Notes will mature on July 15, 2019, the 2021 Floating Rate Notes will mature on January 15, 2021, the 2020 Notes will mature on February 1, 2020, the 2023 Notes will mature on February 1, 2023, the 2028 Notes will mature on February 1, 2028, the 2038 Notes will mature on February 1, 2038 and the 2048 Notes will mature on February 1, 2048.

The 2019 Floating Rate Notes will bear interest at a per annum rate equal to the 3 Month LIBOR Rate (as defined), which rate will be reset quarterly, plus 25 basis points. The 2021 Floating Rate Notes will bear interest at a per annum rate equal to the 3 Month LIBOR Rate, which rate will be reset quarterly, plus 50 basis points. Interest on the 2019 Floating Rate Notes and the 2021 Floating Rate Notes will accrue from January 12, 2018 and will be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on April 15, 2018, and at their respective maturity dates, subject to possible adjustment of such interest payment dates pursuant to the terms of the 2019 Floating Rate Notes and 2021 Floating Rate Notes, respectively.

The 2020 Notes will bear interest at the rate of 2.400% per year. The 2023 Notes will bear interest at the rate of 2.900% per year. The 2028 Notes will bear interest at the rate of 3.400% per year. The 2038 Notes will bear interest at the rate of 3.800% per year. The 2048 Notes will bear interest at the rate of 4.000% per year. Interest on the 2020 Notes, the 2023 Notes, the 2028 Notes, the 2038 Notes and the 2048 Notes will accrue from January 12, 2018 and will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2018.

The 2019 Floating Rate Notes will not be subject to redemption at the option of the Company. At the Company’s option, the Company may redeem some or all of the 2021 Floating Rate Notes at any time on or after January 14, 2019 at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest, if any. At the Company’s option, the Company may redeem some or all of the 2020 Notes, the 2023 Notes, the 2028 Notes, the 2038 Notes or the 2048 Notes at any time at the respective redemption prices provided therein, plus accrued and unpaid interest, if any.

The Company intends to use the net proceeds from the offering to finance a portion of the cost of its proposed merger (the “Merger”) with Energy Future Holdings Corp. and to pay related fees and expenses. However, if the Company does not consummate the Merger on or prior to December 1, 2018, or if, on or prior to such date, the merger agreement is terminated, the Company will be required to redeem all of the outstanding Notes (other than the 2028 Notes) at a redemption price equal to 101% of the principal amount of the Notes it is required to redeem plus accrued and unpaid interest, if any. The 2028 Notes are not subject to special mandatory redemption. If the Company is required to redeem Notes under those circumstances, the Company may use all or a portion of the net proceeds from the sale of the Notes to pay all or a portion of the redemption price of the Notes the Company is required to redeem and the Company intends to use any remaining net proceeds for general corporate purposes, which may include, in the Company’s sole discretion, voluntary redemption of its 6% Mandatory Convertible Preferred Stock, Series A, repayment of other debt, including repayment of commercial paper, capital expenditures, investments and possibly, repurchases of the Company’s common stock at the discretion of the Company’s board of directors.

The respective forms of the Notes are included in Exhibit 4.1. The Notes were issued pursuant to an indenture dated as of February 23, 2000 between the Company and U.S. Bank National Association, as successor trustee, which is incorporated by reference as Exhibit 4.2. Further information regarding the sale of the Notes is contained in the underwriting agreement, dated January 9, 2018, which is attached hereto as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 9, 2018, between Sempra Energy and the several underwriters named therein.

4.1	Officers’ Certificate of the Company, including the form of Floating Rate Note due 2019, the form of Floating Rate Note due 2021, the form of 2.400% Note due 2020, the form of 2.900% Note due 2023, the form of 3.400% Note due 2028, the form of 3.800% Note due 2038 and the form of 4.000% Note due 2048.

4.2	Indenture dated as of February 23, 2000 (Exhibit 4.1 of the Company’s registration statement on Form S-3 File No. 333-153425, filed on September 11, 2008, is incorporated herein by reference).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: January 12, 2018

By:	/s/ Trevor I. Mihalik
Name: Trevor I. Mihalik Title: Senior Vice President, Controller and Chief Accounting Officer